UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 20, 2019

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

3100 Ocean Park Boulevard,
Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ATVI	The Nasdaq Global Select Market

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

(a)                                 On June 20, 2019, Activision Blizzard, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) in Santa Monica, California.

(b)                                 The following is a brief description of each matter voted on at the Annual Meeting and the manner with respect to which votes were cast with respect to each matter and the number of abstentions and “broker non-votes” with respect to each matter, other than Proposal No. 3, with respect to which there are no broker non-votes.

Proposal No. 1:  The following ten directors were elected to serve one-year terms and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal.

	For	Against	Abstain	Broker Non-Votes
Reveta Bowers	598,916,200	3,140,459	4,676,305	54,881,610
Robert J. Corti	582,552,965	19,267,333	4,912,666	54,881,610
Hendrik Hartong III	597,656,319	4,378,233	4,698,412	54,881,610
Brian G. Kelly	593,872,512	7,865,586	4,994,866	54,881,610
Robert A. Kotick	600,468,967	1,562,580	4,701,417	54,881,610
Barry Meyer	597,232,378	4,805,189	4,695,397	54,881,610
Robert J. Morgado	575,842,981	25,976,463	4,913,520	54,881,610
Peter Nolan	599,599,680	2,432,734	4,700,550	54,881,610
Casey Wasserman	597,846,876	4,191,783	4,694,305	54,881,610
Elaine Wynn	598,339,942	3,719,432	4,673,590	54,881,610

Proposal No. 2:  A non-binding, advisory proposal on the compensation of the Company’s executive officers named in the “Summary Compensation Table” in the Company’s proxy statement for the Annual Meeting, as disclosed in that proxy statement pursuant to Item 402 of Regulation S-K, was approved.

For	Against	Abstain	Broker Non-Votes
493,686,686	108,250,466	4,795,812	54,881,610

Proposal No. 3:  The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019 was ratified.

For	Against	Abstain
643,948,760	12,751,626	4,914,188

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2019

ACTIVISION BLIZZARD, INC.

By:	/s/ Chris B. Walther
Chris B. Walther
Chief Legal Officer